Exhibit 10.1
AMENDMENT NO. 3 TO THE ASSET PURCHASE AGREEMENT
          AMENDMENT NO. 3 TO THE ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of April 16, 2007, between VERIZON CLINTON CENTER DRIVE CORP F/K/A SKYTEL CORP.), a Delaware corporation (“Seller”), and BELL INDUSTRIES, INC., a California corporation (“Purchaser”).
W I T N E S S E T H:
          WHEREAS, the parties hereto have entered into that certain Asset Purchase Agreement, dated as of November 10, 2006, as amended by Amendment No. 1 to the Asset Purchase Agreement, dated as of November 16, 2006 and Amendment No. 2 to the Asset Purchase Agreement dated as of January 31, 2007 (the “Asset Purchase Agreement”); and
          WHEREAS, the parties desire to amend the Asset Purchase Agreement as set forth herein;
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings set forth in the Asset Purchase Agreement.
     2. Amendment to the Asset Purchase Agreement.
     Section 2.7(a) of the Asset Purchase Agreement is hereby amended by deleting the text “forty five (45) Business Days” appearing therein, and replacing it with “sixty (60) Business Days.”
     3. Effect on the Asset Purchase Agreement.
          (a) On and after the date hereof, each reference in the Asset Purchase Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Asset Purchase Agreement as amended hereby.
          (b) Except as specifically amended by this Amendment, the Asset Purchase Agreement shall remain in full force and effect and the Asset Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
     4. Governing Law. This Amendment and the legal relations between the parties hereto arising hereunder shall be governed by, construed and enforced in accordance with the laws of the State of New York (without regard to the internal conflict of laws provisions of such State).

     5. Headings. The headings and captions in this Amendment are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.
     6. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same amendment, and all signatures need not appear on any one counterpart.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date first written above.

VERIZON CLINTON CENTER DRIVE
CORP. (f/k/a SKYTEL CORP.)

By:	/s/ Francis J. Shammo

Name: Francis J. Shammo
Title: Senior Vice President and Chief
Financial Officer

BELL INDUSTRIES, INC.

By:	/s/ Kevin Thimjon

Name: Kevin Thimjon
Title: Chief Financial Officer

The	undersigned hereby joins as a party to
this Amendment for the limited
purposes provided in Section 11.9 of
the Asset Purchase Agreement:

VERIZON BUSINESS GLOBAL, LLC
(f/k/a MCI LLC)

By:	/s/ Francis J. Shammo

Name: Francis J. Shammo
Title: Senior Vice President and Chief
Financial Officer